UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Organovo Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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Important Notice to Regarding be held on the August Availability 17, 2016 of Proxy for Organovo Materials Holdings, for the Stockholder Inc. Meeting
We This encourage communication you to presents access and only review an overview all of the of important the more information complete proxy contained materials in the that proxy are available materials to before you on voting. the Internet. To view the need proxy the 12 statement digit control and number annual report, in the box go to below. www.proxydocs.com/onvo. To submit your proxy while visiting this site, you will
Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2016 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before August 10, 2016.
For a Convenient Way to VIEW Proxy Materials
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VOTE Online go to: www.proxydocs.com/onvo
Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
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ACCOUNT NO. SHARES
Company Notice of Annual Meeting
Date: Wednesday,August17,2016
Time: 9:00 A.M. (local time)
Place: GreenAcreCampusPointe,10300CampusPointDrive,
San Diego, California 92121 The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the following.
1. Election of one Class II Director Nominee Tamar Howson
The Board of Directors recommends that you vote “FOR” the following.
2. ToratifytheappointmentofMayerHoffmanMcCannP.C.asourindependentregisteredpublicaccountingfirmforthefiscalyearendingMarch31,2017 3. Toholdanon-bindingadvisoryvoteonthecompensationofournamedexecutiveofficers
4. To approve our 2016 Employee Stock Purchase Plan.